Exhibit (g)(18)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

STATE STREET BANK AND TRUST COMPANY

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF December 31, 2011

Trust	Fund	Effective
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund	January 1, 2007
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund	January 1, 2007
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund	March 11, 2011
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Communications Equipment Fund	January 1, 2007
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Europe Capital Appreciation Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Global Capital Appreciation Fund	January 1, 2007
Fidelity Beacon Street Trust	Fidelity Tax Managed Stock Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Disciplined Equity Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Value Fund	February 25, 2011
Fidelity Commonwealth Trust	Fidelity Small Cap Discovery Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Capital Development Fund	January 1, 2007
Fidelity Destiny Portfolios	Fidelity Advisor Diversified Stock Fund	January 1, 2007
Fidelity Hanover Street Trust	Fidelity Emerging Markets Debt Central Fund	March 1, 2011
Fidelity Investment Trust	Fidelity Canada Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund	May 4, 2008
Fidelity Investment Trust	Fidelity Europe Fund	February 25, 2011
Fidelity Investment Trust	Fidelity Global Commodity Stock Fund	March 25, 2009
Fidelity Investment Trust	Fidelity International Growth Fund	October 28, 2007
Fidelity Investment Trust	Fidelity Series International Growth Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Small Cap Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Series International Value Fund	October 25, 2009
Fidelity Investment Trust	Fidelity Total International Equity Fund	October 28, 2007
Fidelity Magellan Fund	Fidelity Magellan Fund	January 1, 2007
Fidelity Salem Street Trust	Fidelity Corporate Bond Fund	April 30, 2010
Fidelity Salem Street Trust	Fideilty Conservative Income Bond Fund	March 1, 2011
Fidelity Salem Street Trust	Spartan Mid Cap Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Real Estate Index Fund	September 8, 2011
Fidelity Salem Street Trust	Spartan Small Cap Index Fund	September 8, 2011
Fidelity School Street Trust	Fidelity Strategic Income Fund	March 11, 2011
Fidelity Securities Fund	Fidelity Advisor Growth Strategies Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Series Real Estate Equity Fund	October 20, 2011
Fidelity Summer Street Trust	Fidelity Global High Income Fund	May 8, 2011
Variable Insurance Products Fund	Growth Portfolio	February 25, 2011
Variable Insurance Products Fund	Value Portfolio	January 1, 2007
Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Consumer Staples Portfolio	April 1, 2007
Variable Insurance Products Fund IV	Emerging Markets Portfolio	January 23, 2008
Variable Insurance Products Fund IV	Energy Portfolio	January 1, 2007
Variable Insurance Products Fund IV	Materials Portfolio	April 1, 2007
Variable Insurance Products Fund IV Variable Insurance Products Fund V	Telecommunications Portfolio Strategic Income Portfolio	April 1, 2007 March 11, 2011
Notes: 1. Fidelity Fixed-Income Trust changed its name to Fidelity Salem Street Trust effective October 14, 2011.

Each of the Investment Companies Listed on Appendix "A" attached hereto, on behalf of each of their Respective Portfolios By:\s\Jeffrey Christian Name: Jeffrey Christian Title: Deputy Treasurer

State Street Bank and Trust Company By:/s/Michael F. Rogers Name: Michael F. Rogers Title: Executive Vice President